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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



        We consent to the use of our report included herein and to the reference to our firm under the headings "Experts" and "Selected Consolidated Financial and Operating Data" in the prospectus.









San Francisco, California
December 10, 1997